SASCO 2005-S2
Credit Risk Manager Report
July 2005
 2005 The Murrayhill Company. All Rights Reserved.

The information contained in this Report is based upon a specific point in time and reflects performance solely through that point in time. It does not forecast the performance of the portfolio in the future. The information in this Report is not investment advice concerning a particular portfolio or security, and no mention of a particular security in this Report constitutes a recommendation to buy, sell, or hold that or any other security.
The Report is based upon information provided to The Murrayhill Company by third parties and therefore The Murrayhill Company cannot, and does not, warrant that the information contained in this Report is accurate or complete.
 2005 The Murrayhill Company. All Rights Reserved.

Table of Contents

Section One	Executive Summary
Section Two 	Prepayment Premium Analysis
Section Three 	Analytics

2005 The Murrayhill Company. All Rights Reserved.

Section One
Executive Summary

2005 The Murrayhill Company. All Rights Reserved.


SASCO 2005-S2 Executive Summary July 2005

Transaction Summary
Closing Date: 04/29/2005
Servicer(s): Aurora Loan Services, Chase Home Finance, GMAC Mortgage, Wells Fargo / ASC


OTS1 Delinquency Reporting Method:

Collateral Summary
	 		Closing Date	 	6/30/2005 		as a % of Closing
Date

Collateral Balance 	$401,050,322		$367,220,807		91.56%


Loan Count		7,962			7,363			92.48%


1 OTS Method: A current loan becomes 30 days delinquent if the scheduled payment is not made by the close of business on the corresponding day of the following month. Similarly for 60 days delinquent and the second immediately succeeding month and 90 days delinquent and the third immediately succeeding month.

2 These figures are based upon information provided to Murrayhill by the servicers on a monthly basis.

2005 The Murrayhill Company. All Rights Reserved.


Collateral Statistics

 						Loan Count 		Summed Balances
Repurchases* 					0			$0

First Payment Default 				8 			$354,350

Early Payment Defaults** 			62 			$3,681,186

Multiple Loans to One Borrower*** 		385 			$11,689,161

*Refers to loans repurchased in the current month **A default that occurs on the second or third scheduled payment ***We are currently awaiting the borrower information necessary to populate these fields

Prepayments

Remittance Date		Beginning Collateral Balance  	Total Prepayments
	% of Prepayment

7/25/2005		$381,596,441			$14,268,192		3.74

6/25/2005		$393,287,571			$11,484,966		2.92

5/25/2005		$399,742,532			$6,249,075		1.61


Prepayment Premium Analysis

Prepayment Premium Issues for the Current Month

In the 7/25/2005 remittance, 47 loans with active prepayment premium flags were paid off. The servicer remitted premiums for all 47 of these loans totaling $101,038. One loan remitted a premium of $1,757 without a prepayment flag. The total amount remitted to the P Class was $102,794.

Loss Analysis

High Loss Amounts and/or High Loss Severities
In the 7/25/2005 remittance, no losses were passed to the trust from this security.
 2005 The Murrayhill Company. All Rights Reserved.


Section Two


Prepayment Premium Analysis


2005 The Murrayhill Company. All Rights Reserved.

Section 1:
 			Trustee Remittance Date
Class 		25-July-05	25-June-05	25-May-05
P Class 	$102,794	$68,459		$35,689

Prepayment premiums collected by the servicers and remitted to the trustee. This information is reported to Murrayhill by the servicers each month.

Section 2: 		Trustee Remittance Date

Servicers 	25-July-05	25-June-05	25-May-05
Total 		$102,794	$68,459		$35,689

Reconciliation of the amounts remitted to the P Class by the trustee and the amounts remitted by the servicers to the trustee.

Section 3:

Amount remitted to P Class:  $102,794

Amount remitted by Servicers: $102,794

Difference:  $0

2005 The Murrayhill Company. All Rights Reserved.



Aggregate Paid-Off Loans Report for SASCO 2005-S2
Mortgage Data Through: June 30, 2005

Trustee Remittance Date 						25-June-05	25-May-
05

Loans with Active Prepayment Flags with Premiums Remitted ( A ) 	47		31
Loans without Prepayment Flags with Premiums Remitted 			1
	3

Total Loans with Remitted Premiums ( B ) 				48		34
Loans with Active Prepayment Flags ( C ) 				47		32
Loans without Prepayment Flags with Premiums Remitted 			1
	3

Subtotal ( D ) 								48		35

Premiums Remitted for Loans with Active Prepayment Flags (A/C) 		100.00%
		96.88%

Total Loans with Premiums Remitted to the Subtotal (B/D ) 		100.00%
	97.14%

Total Paid-Off Loans ( E ) 						260		211

Total Loans with Premiums Remitted to the Total Paid-Off Loans ( B/E )  18.46%
		16.11%

2005 The Murrayhill Company. All Rights Reserved.


Paid-Off Loan Exception Report for SASCO 2005-S2
Mortgage Data Through: June 30, 2005


Total Paid-Off Loans with Flags 						47

Less Exceptions:

Loans with Expired Prepayment Clauses (as stated in the Note)* 			0

Loans that Contained a Clause Allowing Prepayment Premiums to be Waived at 	0
the Time of Liquidation*

Loans that Liquidated from REO* 						0

Loans with Discrepancies between the Data File and the Note 			0


Defaulted Liquidated Loans that Could Not Have Collected Premiums because 	0
of the Acceleration of the Debt*

Loans that were Liquidated Through Loss Mitigation Efforts* 			0

Total Paid-Off Loans with Active Prepayment Flags (C) 				47

Other Exceptions:

Paid-Off Loans that Did Not have Premiums Collected because of State Statutes
	0

Paid-Off Loans with Active Prepayment Flags that did not have Premiums 		0
Remitted

* These categories are mutually exclusive.
 2005 The Murrayhill Company. All Rights Reserved.



Paid-Off Loans With Prepayment Flags for SASCO 2005-S2
Mortgage Data Through: June 30, 2005

Loan    Delin-	Origi-	  PPP Flag  Expir-	Pay-	    PPP	      %
of PPP	  Comments
Number 	quency	nation	  	    ation	off	    Remit-    to
Payoff
	String	Date	      	    Date	Balance	    ted
Balance
6320522 CCO	12/17/2004	0   12/17/2006	$47,449.02  $1,756.58   4%
Remitted w/o flag

6326395 CC0	10/19/2004	5   10/19/2009  $67,595.13  $2,146.24   3%
6325904 CCO	9/28/2004	5   9/28/2009   $34,069.20  $1,215.88	4%
6326644 CCO	9/27/2004	5   9/27/2009	$32,160.86  $287.09     1%
6328328 CCO	12/27/2004	3   12/27/2007	$20,135.27  $798.51	4%
6327559 CCO	12/21/2004	3   12/21/2007	$49,620.15  $2,432.15	5%
6328240 CCO	12/21/2004	3   12/21/2007 	$34,233.18  $271.54	1%
6327375 CCO	12/9/2004	3   12/9/2007 	$32,377.93  $1,769.39	5%
6327940 CCO	12/1/2004	3   12/1/2007	$30,738.51  $1,219.76	4%
6327994 CCO	11/29/2004	3   11/29/2007	$26,948.28  $534.86	2%
6327146 CCO	11/22/2004	3   11/22/2007	$42,990.56  $1,786.27	4%
6327057 CCO	11/4/2004	3   11/4/2007	$76,423.14  $3,126.25	4%
6327024 CCO	11/2/2004	3   11/2/2007	$28,127.08  $1,393.00	5%
6326663 CCO	10/29/2004	3   10/29/2007	$89,279.74  $3,188.34	4%
6326291 CCO	10/21/2004	3   10/21/2007 	$64,087.42  $2,863.89	4%
6326506 CCO	10/20/2004	3   10/20/2007	$78,366.70  $3,499.41	4%
6326759 CCO	9/16/2004	3   9/16/2007	$18,072.30  $806.23	4%
6326914 CCO	8/9/2004	3   8/9/2007	$62,535.61  $2,603.78	4%
6326007 CCO	10/28/2004	3   10/28/2007	$60,807.80  $2,471.16	4%
6326112 C3O	8/23/2004	2   8/23/2006	$35,791.79  $1,561.97	4%
6324931 CCO	1/21/2005	2   1/21/2007 	$79,837.32  $3,002.29	4%
6323024 CCO	12/10/2004	2   12/10/2006 	$72,563.40  $2,719.38	4%
6320585 CCO	1/31/2005	2   1/31/2007	$68,094.78  $2,528.07	4%
6327307 CCO	12/29/2004	2   12/29/2006	$97,884.79  $1,942.32	2%
6327814 CCO	12/17/2004	2   12/17/2006	$32,100.81  $1,272.74	4%
6327789 CCO	12/14/2004	2   12/14/2006	$29,809.30  $236.38  	1%
6327164 CCO	12/3/2004	3   12/3/2006	$14,357.18  $654.16	5%
6327127 CCO	11/15/2004	2   11/15/2006	$75,178.32  $2,432.86	3%
6326590 CCO	10/29/2004	2   10/29/2006	$26,107.50  $1,166.66	4%
6326589 CCO	10/29/2004	2   12/16/2006	$65,255.51  $2,458.09	4%
6325907 CCO	10/29/2004	2   10/29/2006	$68,418.02  $2,982.48	4%
6326220 CCO	10/28/2004	2   10/28/2006	$93,050.42  $3,505.09	4%
6326657 CCO	10/28/2004	2   10/28/2006	$97,559.96  $4,353.35	4%
6326552 CCO	10/19/2004	2   10/19/2006	$92,500.34  $4,126.83	4%
6326118 CCO	10/13/2004	2   10/13/2006	$42,800.22  $1,695.52	4%
6326490 CCO	10/13/2004	2   10/13/2006	$112,526.50 $4,460.32	4%
6326058 CCO	10/8/2004	2   10/8/2006	$55,920.40  $2,436.32	4%
6326535 CCO	10/1/2004	2   10/1/2006	$58,314.18  $2,539.40	4%
6326665 CCO	9/30/2004	2   9/30/2006	$61,594.97  $2,441.69	4%
6326498 CCO	9/21/2004	2   9/21/2006	$73,876.92  $3,366.68	5%
6326530 CCO	9/3/2004	2   9/3/2006	$34,006.96  $1,348.46	4%
6326078 36O	8/30/2004	2   8/30/2006	$24,305.39  $1,085.61	4%
6326400 CCO	8/6/2004	2   8/6/2006	$68,160.64  $2,569.24	4%
6326056 CCO	8/4/2004	2   8/4/2006	$34,431.14  $1,296.98	4%
6326887 CCO	7/2/2004	2   7/2/2006	$71,332.81  $3,252.35	5%
6320445 CCO	7/26/2004	2   7/26/2006	$45,749.79  $1,803.23	4%
6327220 CCO	12/30/2004	1   12/30/2005	$79,520.75  $1,582.00	2%
6326317 CCO	10/7/2004	1   10/7/2006	$84,989.23  $3,803.17	4%

2005 The Murrayhill Company. All Rights Reserved.


Section Three

Analytics

2005 The Murrayhill Company. All Rights Reserved.

SASCO 2005-S2 FICO Distribution by Status
Mortgage Data Through: June 30, 2005
FICO	Delinquency	Percentage
510	Current	0
550	Current	0
570	Current	0
580	Current	0.013
580	Delinquent	0.031
580	Paid Off	0.013
590	Current	0.023
590	Delinquent	0.123
590	Paid Off	0.017
600	Current	0.028
600	Delinquent	0.061
600	Paid Off	0.018
610	Current	0.032
610	Delinquent	0.067
610	Paid Off	0.027
620	Current	0.038
620	Delinquent	0.092
620	Paid Off	0.034
630	Current	0.05
630	Delinquent	0.092
630	Paid Off	0.05
640	Current	0.052
640	Delinquent	0.061
640	Paid Off	0.057
650	Current	0.056
650	Delinquent	0.055
650	Paid Off	0.039
660	Current	0.064
660	Delinquent	0.055
660	Paid Off	0.072
670	Current	0.072
670	Delinquent	0.074
670	Paid Off	0.07
680	Current	0.086
680	Delinquent	0.061
680	Paid Off	0.091
690	Current	0.079
690	Delinquent	0.049
690	Paid Off	0.06
700	Current	0.07
700	Delinquent	0.031
700	Paid Off	0.084
710	Current	0.058
710	Delinquent	0.031
710	Paid Off	0.07
720	Current	0.052
720	Delinquent	0.043
720	Paid Off	0.042
730	Current	0.047
730	Delinquent	0.055
730	Paid Off	0.039
740	Current	0.043
740	Paid Off	0.042
750	Current	0.038
750	Paid Off	0.035
760	Current	0.03
760	Delinquent	0.012
760	Paid Off	0.047
770	Current	0.025
770	Paid Off	0.037
780	Current	0.018
780	Paid Off	0.023
790	Current	0.012
790	Delinquent	0.006
790	Paid Off	0.013
800	Current	0.007
800	Paid Off	0.01
810	Current	0.002
810	Paid Off	0.008
820	Current	0.001

Status	# of Loans	Average	Std. Deviation
Current	7,200	683	50.714
Delinquent	163	647	46.068
Paid Off	596	689	51.886
Total:	7,959

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Loan-to-Value Distribution by Status
Mortgage Data Through: June 30, 2005
LTV	Delinquency	Percentage
0	Current	0.004
0	Paid Off	0.003
0.1	Current	0.239
0.1	Paid Off	0.367
0.1	Delinquent	0.104
0.2	Current	0.729
0.2	Paid Off	0.599
0.2	Delinquent	0.877
0.3	Paid Off	0.027
0.3	Delinquent	0.018
0.3	Current	0.027
0.4	Paid Off	0.003
0.4	Current	0.001
0.8	Current	0

Status	# of Loans	Average	Std. Deviation
Current	7,200	0.955	0.071
Delinquent	163	0.983	0.034
Paid Off	596	0.923	0.107
Total:	7,959

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Balance Distribution by Status
Mortgage Data Through: June 30, 2005
Balance	Delinquency	Percentage
0	Current	0.001
10000	Current	0.053
10000	Delinquent	0.037
20000	Current	0.183
20000	Delinquent	0.172
30000	Current	0.192
30000	Delinquent	0.184
40000	Current	0.136
40000	Delinquent	0.129
50000	Current	0.103
50000	Delinquent	0.104
60000	Current	0.082
60000	Delinquent	0.08
70000	Current	0.067
70000	Delinquent	0.061
80000	Current	0.044
80000	Delinquent	0.067
90000	Current	0.042
90000	Delinquent	0.061
100000	Current	0.028
100000	Delinquent	0.049
110000	Current	0.02
110000	Delinquent	0.006
120000	Current	0.018
120000	Delinquent	0.006
130000	Current	0.009
130000	Delinquent	0.025
140000	Current	0.004
140000	Delinquent	0.006
150000	Current	0.006
150000	Delinquent	0.006
160000	Current	0.003
170000	Current	0.003
180000	Current	0.001
180000	Delinquent	0.006
190000	Current	0.001
200000	Current	0.002
210000	Current	0
220000	Current	0
230000	Current	0
240000	Current	0.001
250000	Current	0
270000	Current	0
280000	Current	0
310000	Current	0
490000	Current	0

Status	# of Loans	Average	Std. Deviation
Current	7,200	49,820.47	33,710.30
Delinquent	163	52,229.74	31,831.55
Total:	7,363

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Mortgage Term Distribution by Status
Mortgage Data Through: June 30, 2005
Mortgage Term	Delinquency	Percentage
0	Current	0
120	Current	0.001
180	Current	0.724
180	Delinquent	0.865
180	Paid Off	0.696
240	Paid Off	0.012
240	Delinquent	0.043
240	Current	0.013
360	Current	0.262
360	Delinquent	0.092
360	Paid Off	0.292

# of Loans	Other	120	180	240	360
7,959	1	7	5,768	107	2076

Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Mortgage Purpose Distribution
Mortgage Data Through: June 30, 2005


Purpose	Number	Percentage	Purpose	Number	Percentage
Cash-out refinance 	940	11.8%	Cash-out refinance
Purchase	6,734	84.6%	Purchase	6,093	84.6%

Rate/term refinance 	278	3.5%	Rate/term refinance
Home Improvement 	0	0.0%	Home Improvement
Other	10	0.1%	Other	6	0.1%	Other	0	0.0%	Other	4	0.7%

Total	7,962	100%	Total	7,200	100%	Total	163	100%	Total	596	100%

Purpose	Number	Percentage	Purpose	Number	Percentage
848	11.8%	Cash-out refinance 	22	13.5%	Cash-out refinance 	69
	11.6%
		Purchase		132	81.0%	Purchase		507	85.1%
253	3.5%	Rate/term refinance 	9	5.5%	Rate/term refinance 	16
	2.7%
0	0.0%	Home Improvement 	0	0.0%	Home Improvement 	0	0.0%


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Ownership Distribution by Status
Mortgage Data Through: June 30, 2005
Ownership Type	Delinquency	Percentage
Investment Home	Current	0.261
Investment Home	Delinquent	0.104
Investment Home	Paid Off	0.362
Primary Home	Current	0.706
Primary Home	Delinquent	0.89
Primary Home	Paid Off	0.589
Second Home	Current	0.033
Second Home	Delinquent	0.006
Second Home	Paid Off	0.049

Title	# of Loans
Investment Home	2,114
Primary Home	5,579
Second Home	266
Total:	7,959


Copyright 2005, The Murrayhill Company. All rights reserved.


SASCO 2005-S2 Conditional Prepayment Rates
Mortgage Data Through: June 30, 2005
Date	Distribution Date	CPR	3-Month MA	6-Month MA	12-Month MA
6/30/2005	7/25/2005	36.79%
5/31/2005	6/25/2005	30.01%
4/30/2005	5/25/2005	17.30%


Copyright 2005, The Murrayhill Company. All rights reserved.